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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-1/A (No. 333-93837) of Zap.Com Corporation of our reports dated March 5, 2004 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Rochester, New York
March 26, 2004

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